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                                                                  EXHIBIT 10.137


                          AMENDMENT TO LEASE - RENEWAL

THIS AMENDMENT IS EXECUTED AT CERRITOS, CALIFORNIA THIS 19TH DAY OF DECEMBER, 2001, BY AND BETWEEN OPTIMUM CARE CORPORATION ("LESSEE") AND PS BUSINESS PARKS, LP AS MANAGER AND AGENT FOR OWNER ("LESSOR") FOR THE PREMISES LOCATED AT 5850 HANNUM DRIVE, CULVER CITY, CA 90230 ("PREMISES").

LESSOR AND LESSEE BEING PARTIES TO THAT CERTAIN LEASE PREPARED AUGUST 14, 1998, HEREBY EXPRESS THEIR MUTUAL DESIRE AND INTENT TO RENEW THE TERMS OF THE LEASE AND AMEND BY THIS WRITING THOSE TERMS, COVENANTS, AND CONDITIONS AS HEREINAFTER PROVIDED.

AMENDMENTS

" 1.06 LEASE TERM" SHALL HEREAFTER ADDITIONALLY PROVIDE AS FOLLOWS: THE TERM OF THIS LEASE SHALL BE RENEWED FOR A PERIOD OF 60 MONTHS, AND 0 DAYS, COMMENCING ON DECEMBER 1, 2001, AND ENDING ON NOVEMBER 30, 2006 .

" 1.07 BASE MONTHLY RENT" SHALL HEREAFTER ADDITIONALLY PROVIDE AS FOLLOWS:

DECEMBER 1, 2001 THROUGH NOVEMBER 30, 2002 = $3,433.68
DECEMBER 1, 2002 THROUGH NOVEMBER 30, 2003 = $3,536.69
DECEMBER 1, 2003 THROUGH NOVEMBER 30, 2004 = $3,642.79
DECEMBER 1, 2004 THROUGH NOVEMBER 30, 2005 = $3,752.07
DECEMBER 1, 2005 THROUGH NOVEMBER 30, 2006 = $3,864.63

" 1.08 SECURITY DEPOSIT" SHALL HEREAFTER ADDITIONALLY PROVIDE AS FOLLOWS: THE SECURITY DEPOSIT FOR THE RENEWAL PERIOD SHALL BE $ 3,864.63 WHICH REPRESENTS AN INCREASE OF $ 584.63 OVER THE AMOUNT CURRENTLY DEPOSITED WITH LESSOR. LESSEE ACKNOWLEDGES THAT THE INCREMENTAL INCREASE AMOUNT IS DUE AND PAYABLE IMMEDIATELY UPON EXECUTION OF THIS AMENDMENT.

" 1.12 EXPENSE BASE YEAR" THE CALENDAR YEAR SHALL HEREAFTER ADDITIONALLY PROVIDE AS FOLLOWS: THE EXPENSE BASE YEAR FOR THE RENEWAL PERIOD SHALL BE 2001.

SEE PROVISION # 47

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LESSOR:                                 LESSEE:
PS BUSINESS PARKS, LP                   OPTIMUM CARE CORPORATION

BY                                      BY
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(AUTHORIZED SIGNATURE)                        (AUTHORIZED SIGNATURE)

ROBIN MATHER, ASST. VICE PRESIDENT      EDWARD A. JOHNSON, CHAIRMAN & CEO
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              (TITLE)                                  (TITLE)


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          (EXECUTION DATE)                         (EXECUTION DATE)




     PROVISION # 47

     CONDITION OF PREMISES. Lessor, at Lessor's sole cost and expense and using Lessor's standard building materials, shall perform the following:

          - RE-PAINT THE PREMISES.

          - RE-CARPET THE PREMISES.